Exhibit 99.1

37th Annual Cowen & Company Health Care Conference John F. Crowley, Chairman and Chief Executive Officer March 8, 2017

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. In particular, this presentation relates to the preclinical and preliminary clinical data from a global Phase 1/2 study (ATB200-02) to investigate ATB200/AT2221. The inclusion of forward-looking statements arising from this preliminary data and study should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/ or clinical trials may not be predictive of future results for any of our product candidates, including ATB200/AT2221 and SD-101. The preliminary data and Phase 1/2 study investigating ATB200/AT2221 discussed herein is inherently preliminary and early in the study, derived from a limited patient set, and later trial results with this patient set or others may not be consistent with these preliminary results. With respect to statements regarding projections of our cash position, actual results may differ based on market factors and our ability to execute operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our previous filings with the SEC and in our Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Introduction

Building a Top Global Biotech in Devastating Rare Diseases Introduction FIRST ORAL PRECISION MEDICINE FOR FABRY DISEASE WORLD CLASS SCIENCE & DRUG DEVELOPMENT ATB200/AT2221 NOVEL TREATMENT PARADIGM FOR POMPE IN PHASE 1/2 $330M CASH BALANCE Two Phase 3 PROGRAMS (FABRY & EB) 1 BREAKTHROUGH THERAPY DESIGNATION TREATING PATIENTS IN 24 COUNTRIES 3 PROGRAMS IN CLINIC IN 3 RARE DISEASES $3B+ MARKET OPPORTUNITY FOR CURRENT PIPELINE PROTEIN ENGINEERING & GLYCOBIOLOGY

Pompe Phase 1/2 data cascade Pompe end of Phase 2 meeting Runway into 2H18 Meaningful revenue contribution from Galafold EB Phase 3 data Galafold international launch continues Japan NDA submission Fabry GI study initiation 2016 Key Accomplishments in 2016 Introduction Positive preliminary data in Phase 1/2 study in Pompe patients $330M in cash (12/31/16) Phase 3 enrollment near complete EU approval International launch success Regulatory progress Pompe Disease (ATB200/AT2221) Strong Balance Sheet Epidermolysis Bullosa (EB) (SD-101) Fabry Disease (Galafold™)

2017 Key Strategic Priorities Introduction We Remain Sharply Focused on FIVE Key Strategic Priorities as We Continue to Build a Top Global Biotechnology Company Focused on Rare Devastating Diseases Advance International Galafold Launch Submit Japanese New Drug Application (J-NDA) for Migalastat Establish Definitive Proof of Concept for ATB200/AT2221 with Clear Path to Registration for Pompe Disease Successfully Complete Phase 3 EB Study Maintain Financial Strength

Introduction 6

Our Vision – Maximizing Impact on Patients to Drive Shareholder Value

The Ultimate Measure of Our Success Will be the Number of Patients with Devastating Rare Diseases Treated with an Amicus Product


= 20 patients
~37 Patients
~90 Patients
~250 Patients*
~800 Patients*
~5,000 Patients*
2010
2014
Today
2018
2023

*Clinical & Commercial

Galafold™ (Migalastat) Precision Medicine for Fabry Disease Continue Launch Execution and Geographic Expansion

Galafold: Precision Medicine for Fabry Disease 8

Fabry Disease Overview

Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organ Systems



Leading Causes of Death

TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]

HEART DISEASE[2]

- Irregular heartbeat (fast or slow)
- Heart attack or heart failure
- Enlarged heart

KIDNEY DISEASE[3]

- Protein in the urine
- Decreased kidney function
- Kidney failure

Life-Limiting Symptoms

GASTROINTESTINAL[3]

- Nausea, vomiting, cramping, and diarrhea
- Pain/bloating after eating, feeling full
- Constipation
- Difficulty managing weight

Key Facts

- Deficiency of α-Gal A enzyme leading to GL-3 accumulation
- >900 known mutations
- 5-10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000

1. Desnick R, *et al.* **Ann Intern Med. 2003** 2. Yousef Z, *et al.* **Eur Heart J. 2013** 3. Germain D. **Orphanet J Rare Dis. 2010** 4. Fabry Registry 2011

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 9

Precision Medicine Driven by a Patient's Genotype

Amicus Therapeutics is Committed to Innovative R&D to Develop the Highest Quality Therapies for ALL Fabry Patients

Growing to ~$2B Global Fabry market

Future Vision

Novel ERT co-formulated with migalastat


~$1.2B
Global Fabry market today
Non-Amenable
Amenable (35-50% of patients)
Non-Amenable
Amenable
Today
Migalastat
Oral precision medicine

*Artist rendering, not actual product image

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 10

Full EU Approval as First Oral Precision Medicine for Fabry Disease

- FIRST new treatment option for Fabry in more than a decade
- FIRST oral precision medicine for Fabry disease
- FIRST searchable, electronic pharmacogenetic label
- Established efficacy from 2 pivotal studies (ERT-switch & naïve patients)[1,2,3]
- Label expanded from 269 to include 313 amenable mutations
- Strong safety profile, most common side effect reported in clinical trials was headache

Galafold (migalastat)

Galafold Indicated for Long-Term Treatment of Adults and Adolescents Aged ≥ 16 years with a Confirmed Diagnosis of Fabry Disease and Who have an Amenable Mutation[3]

- Approved May 30, 2016
- Launch exceeding expectations

1. Germain, DP et al., New England Journal of Medicine. 2. Hughes, et al., Journal of Medical Genetics. 3. For important safety information for Galafold visit www.ema.europa.eu.

Amicus Therapeutics

Galafold Commercial Opportunity Galafold: Precision Medicine for Fabry Disease Prioritizing EU, Japan, and Other Large Fabry Markets to Address Patients with Amenable Mutations (35%-50% of Fabry Population) 5k-10k Diagnosed WW (40-50% of Diagnosed Patients Not on ERT Today) Market Continues to Grow > 10% / Year U.S. 27% EU 34% ROW 26% Japan 13% ERT-Treated Diagnosed Untreated Undiagnosed 5k-10k Patients Diagnosed WW 40%-50% of Diagnosed Patients not on ERT Newborn Screening Studies Suggest Prevalence of ~1:1000 to ~1:40001 amenable mutations = Geographic Segments Patient Segments 1. Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun. Spada et al., Am J Human Genet., 2006 Jul

Early Success with International Launch (as of 2/28/17) Initial Launch Success Driven by Germany with ERT-Switch & Naïve Patients, Reimbursement Now Available in 10 Countries* Galafold: Precision Medicine for Fabry Disease Patients (Switch & Naïve) on reimbursed Galafold (2/28/17) 75 Countries with pricing discussions ongoing 14 Countries with available reimbursement* 10 Countries with Amicus footprint 27 *Commercial and Expanded Access Programs (EAPs) Target Number of Patients on Reimbursed Galafold by YE17 300

Galafold: Precision Medicine for Fabry Disease 13

German Launch Update (as of 2/28/17)

Germany is an Important Indicator for EU Launch Success




Current
Approximate
Market Share*
Galafold
~33%
ERT
~67%

IMPORTANT EARLY INDICATORS IN GERMANY

- Vast majority switch patients
- ~33% of eligible switch patients now on Galafold*
- All newly experienced patients & physicians
- Majority of switches from Replagal™
- Male / female mix
- 16 unique prescribers

*Market share assumptions based on estimated number of ERT-treated patients with amenable mutations in Germany as of May 2016

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease

14

EU Launch Strategy

Focus on EU Top 5 Plus Key Mid-Sized EU Markets in 2017

INITIAL FOCUS ON TOP 5 COUNTRIES

- Germany
- France, Italy, Spain, UK
- ~2,000 Fabry patients treated
- ~70-75% of EU market value
- ~25% of global Fabry market

INVEST IN KEY MID-SIZED EU COUNTRIES AND SELECT EAP OPPORTUNITIES

- Austria, Nordics (4), Netherlands, Belgium, etc.
- ~10% of EU market value
- Selectively invest in key EAP markets



Amicus Therapeutics

Global Regulatory Strategy to Reach More Patients Galafold: Precision Medicine for Fabry Disease EU Approval and Launch (May 30, 2016) Active Expanded Access Programs (EAP) in 3 Territories with More Initiated EU Approval is Gateway to ~75% of Global ERT Market 6 Additional Regulatory Submissions Complete, Process Initiated in Other Key Geographies U.S. Full Approval Pathway Defined by Amicus Japanese NDA Targeted 1H17 1 Additional Approval (Switzerland)

Amicus Proprietary Fabry ERT Novel Proprietary Fabry ERT Building on Biologics Capabilities and CHART™ Platform to Develop Differentiated Novel ERT Development status: Cell line transferred to manufacturer Preclinical data update in 2017 Fabry ERT Target Product Profile: Improved drug targeting to key tissues Significantly more potent dose delivery Co-formulation with chaperone to enhance stability Dosing flexibility

ATB200 Novel ERT for Pompe Disease Establishing Human Proof of Concept and Validating Biologics Platform in 2017

Pompe Disease Overview Pompe Disease is Heterogeneous Across a Broad Spectrum of Patients Pompe Disease Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$800M+ Global Pompe ERT sales in FY152 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Novel Pompe Treatment Paradigm with Three Key Differentiators Novel ERT for Pompe Disease – ATB200 + Chaperone Chaperone addition Optimized mixture of glycans ATB200 + Chaperone: A Highly Differentiated Approach ATB200 (Novel ERT) High levels of M6P and bis M6P *Artist rendering, not actual product image

Novel ERT for Pompe Disease – ATB200 + Chaperone 20

Pompe Disease: A Complex Disease with Significant Unmet Needs

We've Made Great Strides and Expect to Address Key Remaining Questions in 2017


Enhanced levels of M6P
Improved in vitro cellular uptake
Enhanced ERT activity & stability
Desired PK profile & half-life
Excellent tolerability
Improved clinical outcomes?
Muscle disease-causing biology
Superior functional outcomes vs SOC in Pompe KO mouse
Early biomarkers of muscle repair
Safety in ERT-switch
Optimized glycosylation
Greater ERT uptake into muscle in Pompe KO mice
Greater glycogen reduction in Pompe KO mice

preclinical | clinical | key question

"The scientific findings and preclinical data are profound and shed new light on questions about the underlying cause of muscle damage and weakness in Pompe patients. Furthermore, these results provide a window into a potential underlying link among key muscular dystrophies, such as Pompe, Limb Girdle, and Duchenne. Amicus has been a pioneer in advancing the scientific understanding of Pompe disease and in developing next-generation therapies for patients."

Grace K. Pavlath, Ph.D., Senior Vice President, Scientific Program Director of Muscular Dystrophy Association

Amicus Therapeutics

ATB200/AT2221 Preclinical Data Summary 21

Substrate Clearance & Cellular Physiology

ATB200/AT2221 Improved Substrate Clearance and Cellular Physiology in Preclinical Models[1]


Tissue Glycogen- Quadriceps
Glycogen (ug/mg protein)
400
300
200
100
0
*
#
*
WT level
– 20 – – – – alglucosidase alfa (mg/kg)
– – 5 10 20 20 ATB200 (mg/kg)
– – – – – + Chaperone AT2221

2 administrations every other week; tissues harvested 2 weeks after last dose vehicle
alglucosidase alfa
ATB200 + AT2221
wildtype mice
PAS (20x)

1. Following 2 doses of 20mg/kg alglucosidase alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with alglucosidase alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease.

Amicus Therapeutics

Functional Muscle Strength ATB200/AT2221 Progressively Increased Muscle Function and Appears to Induce Muscle Repair and/or Regeneration Rather than Just Maintenance of Damaged Muscle ATB200/AT2221 Preclinical Data Summary * p<0.05 in 2-sided t-test against alglucosidase alfa Note: error bar is SEM Every other week dosing; muscle function tested monthly B a s e l i n e 1 m o n t h 2 m o n t h s 3 m o n t h s 4 m o n t h s 5 m o n t h s 0 40 80 120 L a t e n c y ( s ) Wire Hang Test WT ATB200 + AT2221 alglucosidase alfa vehicle B a s e l i n e 1 m o n t h 2 m o n t h s 3 m o n t h s 4 m o n t h s 5 m o n t h s 80 100 120 140 160 Grip Strength Test M a x i m u m g r i p ( g ) vehicle alglucosidase alfa ATB200 + AT2221 WT * * * * *: p<0.05 in 2-sided t-test against alglucosidase alfa

Pompe Phase 1/2 Study ATB200-02 Preliminary Data

23

Phase 1/2 ATB200-02 Study Design

Phase 1/2 Clinical Study to Evaluate Safety, Tolerability, Pharmacokinetics (PK), and Pharmacodynamics (PD) of ATB200 + Chaperone (ATB200/AT2221)

18-Week Primary Treatment Period with Long-Term Extension (n ~20)

Cohort 1 (Ambulatory ERT-Switch)

ATB200
5mg/kg (wk 2)
10mg/kg (wk 4)
20mg/kg (wk 6)

→

ATB200 20mg/kg + AT2221 (Low Dose)
wks 8,10,12

→

ATB200 20mg/kg + AT2221 (High Dose)
wk 14+

Cohort 2 (Non-Ambulatory ERT-Switch) & Cohort 3 (ERT-Naive)

ATB200 20mg/kg + AT2221 (High Dose)
wk 2+

Assessments:

- Plasma PK
- Safety/Tolerability
- Infusion-Associated Reactions
- Antibody & Cytokine Levels
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Amicus Therapeutics

Preliminary Clinical Data Summary Safety (N=13)* No serious adverse events (SAEs) AEs were generally mild and transient Tolerability No infusion-associated reactions following 150+ infusions in all patients enrolled to date PK (N=10)** Clinical PK profile as predicted consistent with previously reported preclinical data Biomarkers of muscle damage (CK, AST, ALT) and substrate (urine Hex4) (N=10)** Decrease or normalization of muscle injury biomarkers in a majority of patients Decreases in urine Hex4 in all patients Improvement in all biomarkers suggests positive effect of ATB200/AT2221 on muscle cells Pompe Phase 1/2 Study ATB200-02 Preliminary Data ATB200/AT2221 Demonstrates Promising Preliminary Results in Initial ERT-Switch and Naïve Patients at the Targeted Therapeutic Dose *N=10 from Cohort 1 (Ambulatory ERT-Switch); N=1 from Cohort 2 (Non-Ambulatory ERT-Switch); N=2 from Cohort 3 (Naïve) **N=8 from Cohort 1 & N=2 from Cohort 3

Pharmacokinetics in ERT-experienced patients (Cohort 1 N=8)* Pompe Phase 1/2 Study ATB200-02 Preliminary Data ATB200 Clinical PK Profile as Predicted Based on Preclinical Studies with Greater than Dose Proportional Increases in Exposure that were Enhanced by AT2221 Mean GAA Total Protein (n=8) 5, 10, 20 mg/kg ATB200 Alone Mean GAA Total Protein (n=8) 20 mg/kg ATB200 + AT2221 Treatment Mean AUC0-∞ (hr*g/ml) Mean Half-Life (hr) 5 mg/kg 218 1.1 10 mg/kg 584 1.3 20 mg/kg 1512 1.5 Treatment Mean AUC0-∞ (hr*g/ml) Mean Half-Life (hr) 20 mg/kg 1512 1.5 +low dose AT2221 1808 1.9 +high dose AT2221 1901 2.3 2 patients excluded that did not have full PK data at time of data cut 0 4 8 12 16 20 24 0.1 1 10 100 1000 Cohort 1 Mean Total GAA Protein (T09) for ATB200 Alone Time (hr) P l a s m a T o t a l P r o t e i n T 0 9 ( m g / m L ) 5 mg/kg ATB200 (N=8) 10 mg/kg ATB200 (N=8) 20 mg/kg ATB200 (N=8) 0 4 8 12 16 20 24 0.1 1 10 100 1000 Cohort 1 Mean Total GAA Protein (T09) for ATB200 with and without AT2221 Time (hr) P l a s m a T o t a l P r o t e i n T 0 9 ( m g / m L ) 20 mg/kg ATB200 (N=8) 20 mg/kg ATB200 + Low Dose AT2221 MD (N=8) 20 mg/kg ATB200 + High Dose AT2221 MD (N=8)

Cohort 1: Biomarkers at Week 18 (N=8) After Switching from SOC to ATB200/A2221 Patients Generally Demonstrated an Improvement in Biomarkers of Muscle Damage (ALT, AST, CK) and Biomarker of Disease Substrate (Hex4) Pompe Phase 1/2 Study ATB200-02 Preliminary Data Percent Change from Baseline for ALT, AST and CK Percent Change from Baseline for Hex 4 -50 -40 -30 -20 -10 0 10 20 30 40 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e CPK AST ALT Dose Escalation Stage 1 ATB200 + AT2221 Stage 2 Visit Baseline 4 5 6 7 8 9 10 11 ATB200 (mg/kg) 5 10 20 20 20 20 20 20 20 AT2221 (mg) low low low high high high Sample size 10 10 8 9 9 8 8 8 8 -40 -30 -20 -10 0 10 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e HEX4 Dose Escalation Stage 1 ATB200 + AT2221 Stage 2 Visit Baseline 4 5 6 7 8 9 10 11 ATB200 (mg/kg) 5 10 20 20 20 20 20 20 20 AT2221 (mg) low low low high high high Sample size 10 10 10 9 8 8 8 8 8

Cohort 3: Biomarkers at Week 4 (N=2) Initial Two Naïve Patients Treated with ATB200/AT2221 Demonstrated Robust Reduction in Biomarkers of Muscle Damage (ALT, AST, CK) and Biomarker of Disease Substrate (Hex4) Pompe Phase 1/2 Study ATB200-02 Preliminary Data Percent Change from Baseline for ALT, AST and CK Percent Change from Baseline for Hex 4 -40 -30 -20 -10 0 10 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e HEX4 Visit Baseline Week 2 Week 4 Sample size 2 2 2 -50 -40 -30 -20 -10 0 10 20 30 40 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e CPK AST ALT Visit Baseline Week 2 Week 4 Sample size 2 2 2

Muscle Damage Biomarkers and Urine Hex 4 (N=10)* In ERT-switch patients (Week 18): ALT decreased in 5 of 8 patients; 4/4 patients with elevated baseline levels normalized AST decreased in 6 of 8 patients; 3/4 patients with elevated baseline levels normalized CK decreased in 6 of 8 patients; 2/6 patients with elevated baseline levels normalized ALT, AST, CK generally remained stable for patients not demonstrating a decrease Urine Hexose Tetrasaccharide (Hex4) decreased in 8 of 8 patients; overall reduction approximately 30% In ERT- naïve patients (Week 4): ALT, AST, CK and Urine Hex4 decreased in 2 of 2 patients. Pompe Phase 1/2 Study ATB200-02 Preliminary Data *N=10 includes 8 switch and 2 naïve patients

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone Highly Successful Biologics Manufacturing Scale-up in Three Years Research Scale / MCB 1000L (Registration Trial & Commercial Scale) 2016-2017+ 5L (Bench Scale) 2013 250L (Clinical Scale) 2014-2015+ Proprietary Process

Pompe Clinical Study ATB200-02 Data Cascade Novel ERT for Pompe Disease – ATB200 + Chaperone A Cascade of Additional Data Points During 2Q17 and 3Q17 to Demonstrate Proof of Concept Pompe Milestones in 2017 Meeting with U.S. and EU regulators 18-WEEK DATA Safety / tolerability Pharmacokinetics (PK) EXTENSION DATA Motor/pulmonary function Additional extension study data (all Cohorts) Data in ERT-naïve patients (Cohort 3) Data in non-ambulatory ERT-switch patients (Cohort 2) Additional data & initial extension data in Cohort 1 Biomarkers Immunogenicity

SD-101 for Epidermolysis Bullosa Potential First-in-Class Treatment with Phase 3 Data Anticipated Mid-2017

EB Disease Overview SD-101 for EB Rare, Devastating, Connective Tissue Disorder with No Approved Treatments Disease Overview Multiple genes cause disease Can affect internal organs Can be fatal Wounds can lead to life-threatening infections Diagnosis: infancy to adulthood 30,000 – 40,000+ diagnosed in major global regions $1B+ potential market Three Major EB Types (~99% of EB Population) SIMPLEX (75%) DYSTROPHIC (20%) JUNCTIONAL (5%)

Proof of Concept Findings Phase 2 Results Informed Phase 3 Design SD-101 for EB Breakthrough Therapy Designation Phase 2a Key Takeaways (SD-101 3%) Faster time to wound closure Higher proportion with complete closure Reduction in total body surface area (BSA) of wounds Larger wounds (>10 cm2) showed widest separation versus placebo Daily administration generally safe and well-tolerated Informed Phase 3 Study Design Phase 2b Key Takeaways (SD-101 6%) 1-Year-Old Girl with EB Simplex at Baseline Following 2 months of treatment with SD-101

Phase 3 Study - Delivering on Our EB Vision Phase 3 Study Optimized for Success with Top-Line Data On Track for Mid-2017 SD-101 for EB SD-005 Study Design Optimized 95%+ participation in extension study Enrollment near complete Top-line data anticipated mid-2017 Status Sample size of up to 150 patients Larger baseline target wound size Time to wound closure endpoint elevated

CDKL5 Deficiency Program 35

Cyclin-Dependent Kinase-Like 5 (CDKL5) Deficiency

Preclinical Development Underway for a Rare, Devastating, Genetic Neurological Disease with No Approved Treatments

Disease Overview

- Genetic mutations in CDKL5 gene result in deficient protein essential for normal brain development
- Persistent, spontaneous seizures starting in infancy
- Severe impairment in neurological development
- Most affected children cannot walk, talk or care for themselves
- May include scoliosis, visual impairment, sensory issues, and gastrointestinal complications
- >1,200 documented cases worldwide[1]
- Patient identification rising significantly



1. LouLouFoundation.org

Amicus Therapeutics

Financial Summary & Key Milestones

Financial Summary & Guidance Conclusion Financial Position December 31, 2016 Cash $330M Debt $250M FY17 Net Operating Cash Flow Guidance $175-$200M FY17 Net Cash Spend Guidance* $200-$225M Cash Runway 2H18 Capitalization December 31, 2016 Shares Outstanding 142,691,986 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Balance Sheet Strengthened with $330M Cash at 12/31/16 and Cash Runway Into 2H18 *Includes third party milestone payments and capital expenditures

Pompe Phase 1/2 data cascade Pompe end of Phase 2 meeting Runway into 2H18 Meaningful revenue contribution from Galafold EB Phase 3 data Galafold international launch continues Japan NDA submission Fabry GI study initiation 2017 Key Anticipated Milestones in 2017 Conclusion Phase 1/2 data cascade in 2Q and 3Q Meetings with U.S. and EU regulators Significant revenue contribution Cash runway into 2H18 Phase 3 top-line data mid-2017 300 patients on reimbursed Galafold by YE17* Japan NDA submission in 1H17 Fabry GI study Pompe Disease (ATB200/AT2221) Strong Balance Sheet Epidermolysis Bullosa (EB) (SD-101) Fabry Disease (Galafold) *Commercial and Expanded Access Programs (EAPs)

Thank You